Summary Prospectus December 1, 2009 American Century Investments® LIVESTRONG 2030 Portfolio
Investor Class: ARCVX Institutional Class: ARCSX	R Class: ARCRX Advisor Class: ARCMX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated December 1, 2009, as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated July 31, 2009. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks the highest total return (capital appreciation plus dividend and interest income) consistent with its asset mix.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	R	Advisor
Maximum Account Maintenance Fee	$25(1)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	R	Advisor
Management Fee	None	None	None	None
Distribution and Service (12b-1) Fees	None	None	0.50%	0.25%
Other Expenses (Administrative Fee)	0.20%	None	0.20%	0.20%
Acquired Fund Fees and Expenses	0.69%(2)	0.69%(2)	0.69%(2)	0.69%(2)
Total Annual Fund Operating Expenses	0.89%	0.69%	1.39%	1.14%

1	Applies only to investors whose total eligible investments with American Century Investments are less than $10,000.

2
Each fund indirectly bears its pro rata share of fees and expenses of the acquired (or underlying) funds in which it invests.  Such indirect expenses are not paid from the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.  The Total Annual Fund Operating Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include acquired fund fees and expenses.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$91	$284	$494	$1,096
Institutional Class	$71	$221	$385	$859
R Class	$142	$441	$761	$1,668
Advisor Class	$116	$363	$628	$1,386

Portfolio Turnover

Because the fund buys and sells shares of the underlying funds directly from the issuers, the fund is not expected to incur transaction costs directly.  However, as a shareholder in the underlying funds, the fund indirectly pays transaction costs, such as commissions, when the underlying funds buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investments, Principal Risks and Performance

LIVESTRONG 2030 Portfolio is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other American Century Investments mutual funds (the underlying funds) that represent a variety of asset classes and investment styles. The following table shows the fund’s current target allocation for the various asset classes and underlying funds:

Equity Securities (Stocks)	67.00%	Fixed-Income Securities (Bonds)	28.00%
NT Emerging Markets Fund	3.25%	High-Yield Fund	2.80%
NT Equity Growth Fund	12.50%	Inflation-Adjusted Bond Fund	5.60%
NT Growth Fund	12.50%	NT Diversified Bond Fund	19.60%
NT International Growth Fund	9.50%
NT Large Company Value Fund	12.50%	Cash Equivalents (Money Markets)	5.00%
NT Mid Cap Value Fund	5.25%	Premium Money Market Fund	5.00%
NT Small Company Fund	4.25%
NT Vista Fund	5.25%
Real Estate Fund	2.00%

The target date in the fund name refers to the approximate year an investor plans to retire and stop making new investments in the fund. The fund assumes a retirement age of 65 and may not be appropriate for an investor who plans to retire at or near the target date, but at an age well before or after 65. As the target year approaches, the fund’s asset mix will become more conservative by decreasing the allocation to stocks and increasing the allocation to bonds and cash. By the time the fund reaches its target year, the asset mix will become fixed at 45% stock funds, 45% bond funds and 10% money market funds. The fund is designed for investors who plan to withdraw the value of their account gradually after retirement. The following chart shows how the asset mix is expected to change over time according to a predetermined glide path.

The portfolio managers regularly review the fund’s allocations to determine whether rebalancing is appropriate. Although we do not intend to make frequent tactical adjustments to the target asset mix or trade actively among the underlying funds (other than the annual adjustments described above), we reserve the right to modify the target allocations and underlying funds from time to time should circumstances warrant a change.

The principal risks of investing in the fund include:

•
“Growth” and “Value” Style Risks – The underlying funds represent a mix of investment styles, each of which has risks associated with it. Growth stocks can be volatile and may lack dividends that can cushion share prices during market declines. Value stocks may continue to be undervalued by the market for long periods of time.

•
Small- and Mid-Cap Stock Risks – Stocks of smaller companies may be more volatile than larger-company stocks. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs. To the extent an underlying fund invests in these companies, it may take on more risk.

•
Interest Rate Risk – Generally, when interest rates rise, the value of an underlying fund’s fixed-income securities will decline. The opposite is true when interest rates decline. Underlying funds with longer weighted average maturities are more sensitive to interest rate changes.

•
Credit Risk – The value of an underlying fund’s fixed-income securities will be affected adversely by any erosion in the ability of the issuers of these securities to make interest and principal payments as they become due. Changes in the credit rating of a fixed-income security held by an underlying fund could have a similar effect.

•
Foreign Securities Risk – Some of the underlying funds invest in foreign securities, which are generally riskier than U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. Fluctuations in currency exchange rates also may affect an underlying fund’s share price. Investing in securities of companies located in emerging market countries is generally riskier than investing in securities of companies located in developed foreign countries.

•
Tobacco Exclusion – The underlying funds do not invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. This exclusion may cause an underlying fund to forego profitable investment opportunities.

•
Market Risk – The value of the fund’s shares will go up and down based on the performance of the underlying funds in which it invests. The value of the underlying funds’ shares will, in turn, fluctuate based on the performance of the securities they own and other factors generally affecting the securities market.

•
Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund, including losses near to, at, or after retirement. There is no guarantee that the fund will provide adequate income at or through your retirement.

An investment in the funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Annual Total Returns

The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information will indicate the volatility of the fund’s historical returns from year to year. For current performance information, please call us or visit americancentury.com.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Enrique Chang, Executive VP and Chief Investment Officer, has been a member of the team that manages the fund since 2009.

Scott Wittman, CFA, Senior VP and Senior Portfolio Manager, has been a member of the team that manages the fund since 2009.

Irina Torelli, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our Web site at americancentury.com, by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), or by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans). Shares may be purchased by electronic bank transfer, by check or by wire. You may receive redemption proceeds by electronic bank transfer or by check.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum.  Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations).  Broker-dealer sponsored wrap program accounts, fee based accounts, and employer-sponsored retirement plan accounts do not have a minimum purchase amount.  The minimum initial investment amount for Coverdell Education Savings Accounts is $2,000 unless the account is opened through a financial intermediary.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.
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